SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Growth & Income VIP

Effective on or about May 1, 2012, the above-listed fund will change its name to DWS Core Equity VIP. Consistent with the name change, under normal circumstances the fund intends to invest at least 80% of total assets in equities, mainly common stocks.

Please Retain This Supplement for Future Reference

November 21, 2011
PROSTKR-138